Exhibit 10.5

Execution Version

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of July 31, 2025, by and between Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Issuer”) and Covidien Group S.à.r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand Duchy of Luxembourg (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Investor, wishes to purchase, and the Issuer wishes to issue and sell, upon the terms and conditions stated in this Agreement, an aggregate of up to $12,000,000 of shares of the Issuer’s common stock, par value $0.0001 per share (“Common Stock”), consisting of (i) $10,000,000 of shares of Common Stock (the “Initial Shares”) and (ii) additional shares of Common Stock (the “Additional Shares” and, together with the Initial Shares, the “Shares”) up to $2,000,000, at a purchase price per share at which the Common Stock is sold to the public in the Issuer’s next underwritten public offering of its Common Stock pursuant to an effective registration statement under the Securities Act (the “Subsequent Offering”), as set forth on the cover page of the prospectus filed in connection with the Subsequent Offering, and such purchase will occur immediately following and shall be conditioned upon, the closing of the Subsequent Offering (the “Closing”);

WHEREAS, the Issuer has engaged Piper Sandler & Co. (“Piper Sandler”) and TD Securities (USA) LLC (“TD Cowen” and together with Piper Sandler, the “Placement Agents”) to act as placement agents in connection with the sale of Shares pursuant to this Agreement; and

WHEREAS, prior to the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement,” and together with this Agreement, the “Transaction Agreements”), pursuant to which, among other things, the Issuer will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, provisions and warranties herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
PURCHASE AND SALE

1.1            Purchase and Sale of Shares. Subject to the (i) terms and conditions set forth in this Agreement and (ii) the receipt by the Issuer of gross proceeds of at least $25,000,000 in the aggregate pursuant to (a) the Subsequent Offering and (b) the terms of a stock purchase agreement between the Issuer and Ligand Pharmaceuticals Incorporated, dated as of the date hereof (the “Ligand Private Placement”), at the Closing, the Issuer agrees to issue and sell to the Investor (x) the Initial Shares plus (y) a number of Additional Shares as determined in accordance with Section 1.2, and the Investor agrees to purchase such number of Shares at a price per share equal to the price at which the Common Stock is sold to the public in the Subsequent Offering, as set forth on the cover page of the prospectus filed in connection with the Subsequent Offering (the “Purchase Price”).

1.2            Additional Shares. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase such amount of Additional Shares on a proportional basis equal to 0.05714 multiplied by the amount of gross proceeds raised in the Subsequent Offering in excess of $35,000,000, up to a cap of $2,000,000.

1.3            Closing. Subject to satisfaction or waiver of the conditions set forth in Article V of this Agreement, the Closing shall take place on the date of the closing of the Subsequent Offering at the offices of counsel to the Issuer, Paul Hastings LLP located at 200 Park Avenue, New York, New York 10166, or at such other place as the applicable parties to the Closing shall agree in writing.

1.4            Deliveries at Closing.

(a)            At the Closing, the Investor shall deliver to Issuer the following:

(i)            the Purchase Price by wire transfer of immediately available funds to the account designated by the Issuer in writing; and

(ii)           the Registration Rights Agreement, duly executed by the Investor.

(b)            At the Closing, the Issuer shall deliver to the Investor the following:

(i)            the instruments, consents, certificates and other documents required of the Issuer pursuant to Section 5.2;

(ii)           the Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under applicable securities laws), registered in the name of Investor (or its nominee in accordance with its delivery instructions); and

(iii)          the Registration Rights Agreement, duly executed by the Issuer.

Article II
REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants to the Investor and the Placement Agents that the statements contained in this Article II are true and correct as of the date of this Agreement and as of the Closing (except for representations and warranties that speak as of a specific date, which shall be made as of such date):

2.1            Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and described in the SEC Reports (as defined below) and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification.

2.2            Capitalization. The Issuer’s disclosure of its authorized, issued and outstanding capital stock in the SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such SEC Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Issuer were issued in violation of any preemptive or other similar rights of any securityholder of the Issuer which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. Except as disclosed in the SEC Reports, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Issuer or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Issuer or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Issuer conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Issuer, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

2.3            Authorization and Validity of Transaction Agreements. The Issuer has all requisite power and authority to execute and deliver the Transaction Agreements, to perform its obligations under the terms of the Transaction Agreements, including the issuance and sale of the Shares, and to consummate the transactions contemplated hereby. The execution and delivery of the Transaction Agreements, the performance by the Issuer of its obligations under the terms of the Transaction Agreements and the consummation of the transactions contemplated thereby, including the issuance and sale of the Shares, have been duly and validly authorized by all requisite corporate action of the Issuer, its officers, directors and stockholders (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). This Agreement has been duly executed and delivered by the Issuer and, assuming the due authorization, execution and delivery by the Investor of this Agreement and that this Agreement constitutes the legal, valid and binding agreement of the Investor, constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.4            Title to Shares. The Shares have been duly authorized and upon payment by the Investor of the Purchase Price and delivery by the Issuer of the Shares in “book-entry” form pursuant to the terms hereof, the Shares will be validly issued, fully paid and non-assessable, and the Investor will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Investor or any restrictions created by federal or state securities laws), and shall be entitled to all rights accorded to a holder of Common Stock. The issuance and delivery of the Shares does not (a) obligate the Issuer to offer to issue, or issue, shares of Common Stock or other securities to any person pursuant to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Issuer.

2.5            Non-Contravention. The execution and delivery of the Transaction Agreements by the Issuer, the performance by the Issuer of its obligations hereunder and thereunder, and the consummation by the Issuer of the transactions contemplated hereby and thereby do not, and will not as of the Closing, conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any claim, lien, pledge, deed of trust, option, charge, security interest, hypothecation, encumbrance, right of first offer, voting trust, proxy, right of third parties or other restriction or limitation of any nature whatsoever (each, a “Lien”), or any obligation to create any Lien, upon any of the properties or assets of the Issuer under (i) any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement (each, a “Contract”) to which the Issuer is a party or by which any of its property or assets may be bound, except as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the assets, business, results of operation or financial operations of the Issuer and its subsidiaries, taken as a whole, or prevents, impairs, delays or impedes the legal authority of the Issuer to enter into and timely perform in any material respect its obligations under this Agreement (a “Material Adverse Effect”) or (ii) any provision of the organizational documents of the Issuer.

2.6            Consents. Assuming the accuracy of the representations and warranties of the Investor set forth in Article III hereof, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Issuer of the Transaction Agreements, the issuance and sale of the Shares and the performance by the Issuer of its other obligations under the Transaction Agreements, except (a) as have been or will be obtained or made under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) customary post-closing filings with the Securities and Exchange Commission (“SEC”) or pursuant to state securities laws in connection with the offer and sale of the Shares by the Issuer in the manner contemplated herein, which will be filed on a timely basis, (c) the filing of the registration statement required to be filed by the Registration Rights Agreement, (d) notices that may be required by the rules of the Nasdaq Global Market (“Nasdaq”) or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Issuer is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the Closing.

2.7            Exemption from Registration; No Integration; No General Solicitation.

(a)            Subject to the accuracy of the representations and warranties of the Investor, it is not necessary in connection with the offer, sale and delivery of the Shares to the Investor in the manner contemplated by this Agreement to register the Shares under the Securities Act.

(b)            Neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (“Affiliate”) of the Issuer has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (ii) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

2.8            SEC Filings. The Issuer has filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act for the one year preceding the date of this Agreement and is in compliance with General Instruction I.A.3 of Form S-3. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the filed SEC Reports complied in all material respects with the applicable requirements of the Exchange Act, and, as of the time they were filed, none of the filed SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Issuer’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review. The interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto. As used in this Agreement, “SEC Reports” means (a) the Issuer’s most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Issuer following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto.

2.9            Absence of Litigation. There is no action, suit, proceeding, arbitration, claim, investigation, charge, complaint or inquiry pending or, to the Issuer’s knowledge, threatened against the Issuer or any of its subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Issuer or any of its subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect.

2.10          Compliance with Law; Permits. Neither the Issuer nor any of its subsidiaries is in violation of, or has received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Issuer and its subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Issuer and its subsidiaries as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. Neither the Issuer nor any subsidiary has received any written (or, to the Issuer’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.

2.11          Compliance with Nasdaq Continued Listing Requirements. The Issuer is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or threatened against the Issuer relating to the continued listing of the Issuer’s Common Stock on Nasdaq and the Issuer has not received any notice of, nor is there any reasonable basis for, the delisting of the Issuer’s Common Stock from Nasdaq.

2.12          Investment Company.     The Issuer is not required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.13          Brokers’ Fees. Other than fees payable to the Placement Agents pursuant to the terms of their agreement with the Issuer, dated July 31, 2025 (the “Engagement Letter”), there is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Issuer who is entitled to any fee or commission from the Investor in connection with the Investor’s purchase of the Shares as contemplated by this Agreement. The Issuer has provided to the Investor a true, correct and complete copy of the Engagement Letter, which has not been amended or modified.

2.14          Ligand Private Placement.     The shares of Common Stock to be purchased by Ligand Pharmaceuticals Incorporated in the Ligand Private Placement will be purchased at a price per share of Common Stock at least equal to the price at which the Common Stock is sold to the public in the Subsequent Offering, as set forth on the cover page of the prospectus filed in connection with the Subsequent Offering.

Article III
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Issuer and the Placement Agents that the statements contained in this Article III are true and correct as of the date of this Agreement and as of the Closing:

3.1            Organization and Good Standing. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

3.2            Authorization and Validity of Transaction Agreements. The Investor has all requisite power and authority to execute and deliver the Transaction Agreements, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Transaction Agreements, the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action of the Investor. Assuming this Agreement constitutes the legal and binding agreement of the Issuer, this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3            Non-Contravention. The execution and delivery of the Transaction Agreements by the Investor, the performance by the Investor of its obligations hereunder and thereunder, and the consummation by the Investor of the transactions contemplated hereby and thereby do not, and will not as of the Closing, conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any Lien (or any obligation to create any Lien) upon any of the property or assets of the Investor under (i) any Contract to which the Investor is a party or by which any of its property or assets may be bound, except as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Investor to perform its obligations under the Transaction Agreements or (ii) any provision of the organizational documents of the Investor.

3.4            Investment Purpose. The Shares to be acquired by the Investor pursuant to this Agreement are being acquired for investment for its own account and with no intention of distributing or reselling the Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States or any state of the United States or any foreign jurisdiction. The Investor further agrees that it has not entered and prior to the Closing will not enter into any Contract with respect to the distribution, sale, transfer or delivery of the Shares.

3.5            Investment Experience; Access to Information. The Investor is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks involved in purchasing the Shares and to make an informed decision relating thereto and can bear the economic risk of its investment in the Shares. The Investor has carefully reviewed any disclosure documents (including the Transaction Agreements and the SEC Reports) used in connection with the sale of Shares pursuant to this Agreement. The Investor has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants, and representatives of the Issuer concerning the business, operations, financial condition, assets, liabilities of the Issuer and all other matters relevant to its investment in the Shares. The Investor has not been organized solely for the purpose of acquiring the Shares.

3.6            Independent Investment Decision. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Issuer to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor’s sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.7            Restricted Shares.

(a)            The Investor understands and hereby acknowledges that the Shares are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and have not been registered under the Securities Act or any state securities law and may not be offered or sold except pursuant to registration or pursuant to an exemption from the registration requirements of the Securities Act and any applicable states securities laws. The Investor is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(b)            The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

(c)            The Investor acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

(d)            The Investor understands and hereby acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (“THE SECURITIES ACT”) OR APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

3.8            Qualified Institutional Buyer; Accredited Investor. The Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act. The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment and (y) that it has not been organized for the purpose of acquiring the Shares and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor is aware that the Issuer is relying upon the representations, warranties and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state laws.

3.9            Non-Solicitation. The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from the Issuer. Investor became aware of this offering of the Shares directly from the Issuer as a result of a pre-existing, substantive relationship with the Issuer, and/or its advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Shares were offered to Investor solely by direct contact between Investor and the Issuer and/or its representatives. Investor did not become aware of this offering of the Shares, nor were the Shares offered to Investor, by any other means, and neither the Issuer and/or its representatives acted as investment advisor, broker or dealer to Investor. The Investor is not purchasing the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.

3.10            Certain Trading Activities. Other than consummating the transaction contemplated hereby, the Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including a “short sale,” as such term is defined Rule 200 of Regulation SHO under the Exchange Act, of the securities of the Issuer during the period commencing as of the time that the Investor was first contacted by the Issuer or any other Person regarding the transaction contemplated hereby and ending immediately prior to the date of this Agreement. The Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than disclosures made to its advisors and agents who have a need to know such information.

3.11            Placement Agents. The Investor hereby acknowledges and agrees for the express benefit of the Placement Agents that (a) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character, or provide any advice or recommendation in connection with the execution, delivery and performance of the Transaction Agreements, and (b) the Placement Agents will not have any responsibility with respect to any information, certificates or documentation delivered by or on behalf of the Issuer pursuant to this Agreement, including (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Agreements, or the execution, legality, validity or enforceability (with respect to any person) thereof, (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Issuer, or (iii) any valuation, offering or marketing materials, or any omissions from such materials.

3.12            No Liability of Placement Agents to the Investor. The Investor agrees that none of the Placement Agents, any of their Affiliates or any of their officers, directors or employees shall be liable to the Investor in connection with its purchase of the Shares.

Article IV
COVENANTS

4.1            Registration Rights. Subject to the occurrence of the Closing, each of the parties hereto covenants to enter into the Registration Rights Agreement with respect to the Shares.

4.2            Listing. The Issuer shall use commercially reasonable efforts to maintain the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use reasonable best efforts to comply in all material respects with the Issuer’s reporting, filing and other obligations under the rules and regulations of Nasdaq.

4.3            Integration; Aggregation. The Issuer shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Issuer shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investor, or that will be aggregated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4            Removal of Legends.

(a)            In connection with any sale, assignment, transfer or other disposition of the Shares by the Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor by notice to the Issuer, the Issuer shall request the transfer agent of its Common Stock to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Investor, provided that the Issuer has timely received from the Investor customary representations and other documentation reasonably acceptable to the Issuer in connection therewith. The Issuer shall be responsible for the fees of its transfer agent and its legal counsel associated with such legend removal.

(b)            Anytime following the six month anniversary of the issuance of the Shares and provided that the Investor is not an Affiliate of the Issuer at such time, the Issuer shall as soon as reasonably practicable following receipt of a duly completed and executed Legend Removal Certificate from the Investor substantially in the form attached hereto as Exhibit B, (A) deliver to the transfer agent instructions that the transfer agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the transfer agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the transfer agent to effect the removal of the legend in accordance with the provisions of this Agreement.

4.5            Fees and Commissions. The Issuer shall be solely responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for persons engaged by the Investor) relating to or arising out of the transactions contemplated hereby.

4.6            Indemnification.

(a)            The Issuer agrees to indemnify and hold harmless the Investor and its directors, officers, trustees, members, managers, employees and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Issuer under the Transaction Agreements, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.

(b)            Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.

(c)            As used herein, “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

4.7            Further Assurances. Each party hereto shall execute and deliver such instruments and take such other actions prior to or after the Closing as any other party may reasonably request in order to carry out the intent of this Agreement, including without limitation obtaining any required consents or approvals from third parties. The Investor acknowledges that the Issuer will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Investor agrees to promptly notify the Issuer if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Article III of this Agreement are no longer accurate.

Article V
CONDITIONS PRECEDENT TO THE OBLIGATIONS

5.1            Mutual Conditions. The obligations of the Issuer and the Investor to consummate the purchase and sale of the Shares contemplated hereby are subject to the following conditions: (i) the occurrence of the closing of the Subsequent Offering and the simultaneous closing of the Ligand Private Placement resulting in the receipt by the Issuer of gross proceeds of at least $25,000,000 in the aggregate, (ii) the absence of any order, decree, judgment or injunction of a court of competent jurisdiction or other governmental or regulatory authority precluding the consummation of the purchase and sale of the Shares contemplated hereby and (iii) there shall not have been any action taken or any statute, rule or regulation enacted, promulgated or deemed applicable to, the purchase and sale of the Shares contemplated hereby by any court, governmental agency or regulatory or administrative authority that makes consummation of such transactions illegal.

5.2            Conditions to the Obligations of the Investor. The obligations of the Investor under this Agreement to consummate the purchase and sale of the Shares contemplated hereby are subject to the fulfillment (or waiver by the Investor) of the following conditions precedent:

(a)            Representation and Warranties. The representations and warranties of the Issuer contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing, as though made on and as of such date.

(b)            Performance. The Issuer shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Issuer on or prior to the Closing.

(c)            Consents. The Issuer shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares, all of which shall be in full force and effect.

(d)            Adverse Changes. Since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(e)            Opinion of Issuer Counsel. The Issuer shall have delivered to the Investor the opinion of Paul Hastings LLP, dated as of the Closing, in customary form and substance to be reasonably agreed upon with the Investor and addressing such legal matters as the Investor and the Issuer reasonably agree.

(f)            Compliance Certificate. An authorized officer of the Issuer shall have delivered to the Investor at the Closing a certificate certifying that the conditions specified in Sections 5.2(a), (b), (c), (d) and (h) of this Agreement have been fulfilled.

(g)            Secretary’s Certificate. The Secretary of the Issuer shall have delivered to the Investor at the Closing a certificate certifying (i) the Issuer’s certificate of incorporation; (ii) the Issuer’s bylaws; and (iii) resolutions of the Issuer’s Board of Directors (or an authorized committee thereof) approving this Agreement, the Registration Rights Agreement, the transactions contemplated by this Agreement and the issuance of the Shares.

(h)            Listing Requirements. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Common Stock shall be listed on Nasdaq and shall not have been suspended, as of the Closing, by the SEC or Nasdaq from trading thereon nor shall suspension by the SEC or Nasdaq have been threatened, as of the Closing, in writing by the SEC or Nasdaq; and the Issuer shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and Nasdaq shall have raised no objection to such notice and the transactions contemplated hereby.

5.3            Conditions to the Obligations of the Issuer. The obligations of the Issuer under this Agreement to consummate the purchase and sale of the Shares contemplated hereby are subject to the fulfillment (or waiver in writing by the Issuer) of the conditions that (i) all representations and warranties of the Investor shall be deemed to have been made again at and as of the Closing and shall then be true and accurate and (ii) the Investor shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VI
MISCELLANEOUS

6.1            Termination. This Agreement may be terminated by mutual written consent of the Issuer and the Investor. In addition, this Agreement shall terminate prior to the consummation of the transactions contemplated hereby, if the closings of the Subsequent Offering and the Ligand Private Placement resulting in the receipt by the Issuer of aggregate gross proceeds of at least $25,000,000 do not occur prior to August 15, 2025. In the event of any termination of this Agreement, this Agreement shall become void and have no effect, without any liability to any person in respect hereof on the part of any party hereto, except for any liability resulting from such party’s breach of this Agreement prior to such termination.

6.2            Survival. Each of the representations and warranties contained in this Agreement shall survive indefinitely. Each of the covenants contained in this Agreement shall survive the Closing until performed in accordance with their terms.

6.3            Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns as provided in this Agreement.

6.4            Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement.

6.5            Amendments. The provisions of this Agreement may not be amended or modified except by a writing signed by each of the parties.

6.6            Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF SUCH COURT WILL NOT ACCEPT JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK OR ANY COURT OF COMPETENT CIVIL JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSE OF ANY ACTION OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE LAYING OF VENUE IN SUCH COURT. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

6.7            Waiver of Trial By Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

6.8            Waivers; Remedies. No failure or delay on the part of any party in exercising any right, privilege, power or remedy under this Agreement, and no course of dealing shall (a) impair such right, power or remedy or (b) operate as a waiver thereof. No waiver shall be asserted against any party unless signed in writing by such party. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of any other right, power or remedy. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

6.9            Notices.

(a)            All notices, requests, demands, waivers and other communications to be given by either party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or (iii) sent by electronic mail to the following address:

If to the Issuer:

Orchestra BioMed Holdings, Inc.

150 Union Square Drive

New Hope, Pennsylvania 18938

Attention: Chief Financial Officer

Email: [Omitted Pursuant to Item 601(a)(6)]

with a copy (which shall not constitute notice) to:

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Attention: Yariv Katz

Email: [Omitted Pursuant to Item 601(a)(6)]

If to the Investor:

c/o Medtronic, Inc.

Medtronic Operational Headquarters

710 Medtronic Parkway

Minneapolis, Minnesota 55432-5604

Attention:      Chris Eso, VP Corporate Development

Peter Shimabukuro, BD Legal

Email:             [Omitted Pursuant to Item 601(a)(6)]

[Omitted Pursuant to Item 601(a)(6)]

with a copy (which shall not constitute notice) to:

Fredrikson & Byron, P.A.
60 South Sixth Street, Suite 1500
Minneapolis, MN 55402
Attention:      Christopher J. Melsha

Email:             [Omitted Pursuant to Item 601(a)(6)]

or such other address as may be specified in writing to the other party hereto.

(b)            All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (i) if by personal delivery or electronic mail, on the day of such delivery, (ii) if by first-class, registered or certified mail, on the fifth business day after the mailing thereof or (iii) if by reputable overnight delivery service, on the day delivered.

6.10            Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

6.11          Headings. The Article and Section headings contained herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

6.12          Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

6.13          Entire Agreement. This Agreement, including the exhibits hereto, contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

ISSUER:

Orchestra BioMed Holdings, Inc.

By:	/s/ David P. Hochman
Name: David P. Hochman
Title: Chief Executive Officer

INVESTOR:

Covidien Group S.à.r.l.

By:	/s/Harsimran Kaur Virdee
Name: Harsimran Kaur Virdee
Title: General Manager

Exhibit A

Form of REGISTRATION RIGHTS Agreement

Exhibit B

LEGEND REMOVAL CERTIFICATE